================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): September 2, 2004
                                                         -----------------


                                CBRL GROUP, INC.


         Tennessee                      0-25225                  62-1749513
         ---------                      -------                  ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On September 2, 2004, CBRL Group, Inc. issued a press release regarding the upcoming fourth quarter and 2004 year-end conference call that will take place on September 9, 2004. The conference call will be broadcast on-line through a real-time Web-cast, followed by an on-line replay available through September 16, 2004. The press release is furnished hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements. None

(b)  Pro Forma Financial Information. None

(c)  Exhibits.

         99     Press Release dated September 2, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 2, 2004                CBRL GROUP, INC.


                                         By:    /s/ James F. Blackstock
                                            ------------------------------------
                                         Name:  James F. Blackstock
                                         Title: Senior Vice President, General
                                                Counsel and Secretary